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                                                                   EXHIBIT 10.17

                              SECOND AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 29th day of February 2000, by and between BNC MORTGAGE, INC., a Delaware corporation ("BNC"), MORTGAGE LOGIC.COM, INC., a California corporation ("Mortgage Logic") (BNC and Mortgage Logic are collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Borrowers and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $50,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Promissory Note in the principal sum of $50,000,000, dated March 1, 1999 (the "Note"), and by a Warehousing Credit and Security Agreement dated March 1, 1999, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Borrowers have requested that the Lender increase the Commitment Amount and extend the period for which the Commitment under the Agreement has been made, and the Lender has agreed to such increase and extension subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment is March 1,
2000.

     3. Section 1.1 of the Agreement is amended by adding the following definitions in the appropriate alphabetical order:

          "Electronic Advance Request" means an electronic transmission through RFConnects Delivery containing the same information as Exhibit C-SF to this Agreement, together with the RFConnects Pledge Agreement, duly executed by the Borrowers, and a list of the Mortgage Loans (including mortgagor's name, loan number and loan amount) to be funded with the Advance sent to the Lender by facsimile.

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          "RFConnects Delivery" means the Lender's proprietary service to support the electronic exchange of information between the Lender and the Borrowers, including, but not limited to, Advance Requests, shipping requests, payoff requests, activity reports and exception reports.

          "RFConnects Pledge Agreement" means a pledge agreement in the form of Exhibit O to the Agreement.

          "Sublimit" means the aggregate amount of Advances (expressed as a dollar amount or as a percentage of the Commitment Amount) that is permitted to be outstanding at any one time against a specific type of Eligible Loan.

          "Warehouse Period" means, for any Eligible Loan, the maximum number of days an Advance against that type of Eligible Loan is permitted to remain outstanding as set forth on Exhibit M attached to this Agreement.

     4. Section 1.1 of the Agreement is amended to delete the following definitions in their entirety, replacing them with the following definitions:

          "Collateral Documents" means, with respect to each Mortgage Loan: (a) the Mortgage Note, the Mortgage, and all other documents executed in connection with or otherwise relating to the Mortgage Loan, (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA Commitment to Insure or the VA Guaranty, the appraisal, Private Mortgage Insurance, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker(s) of the Mortgage Note, the HUD-1 or corresponding purchase advice, and (c) any other documents that are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or which are customarily executed by the seller of a Mortgage Note to an Investor.

          "Commitment Amount" means $100,000,000.

          "Fair Market Value" means at any time for an Eligible Loan or the related Agency Security (if the Eligible Loan is to be used to back an Agency Security), (a) if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac, or the Eligible Loan is to be exchanged for an Agency Security and such Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as the Lender deems appropriate.

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          "LIBOR" means, for each 30-day period, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods of certain U.S. banks as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Bloomberg L.P. If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "MONEY RATES."

     5. The definition of "Maturity Date" in Section 1.1 of the Agreement shall be amended by inserting the date "July 31, 2000," in place of "March 1, 2000," wherever it appears in such definition.

     6. Section 2.2(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               2.2(a) To obtain an Advance, the Borrowers must comply with the conditions set forth in Sections 4.1 and 4.2 of this Agreement, the procedures set forth in this Section 2.2(a), and the procedures and documentation required under the EXHIBIT D for the type of Mortgage Loan against which the Borrowers are requesting the Advance. The Borrowers will request an Advance either by delivering to Lender a completed and signed advance request in the applicable form of EXHIBIT C or by sending to Lender an Electronic Advance Request, together with a list of Mortgage Loans for which the request is being made and a completed and signed RFConnects Pledge Agreement sent by facsimile (each an "Advance Request"), each no later than 1 Business Day prior to the Business Day the requested Advance is to be made. The current forms of the EXHIBIT C and EXHIBIT D referred to above are attached to this Agreement. The Lender is entitled, upon not less than 3 Business Days' prior Notice to the Borrowers, to modify any of those Exhibits or the form of Electronic Advance Request to conform to current legal requirements or Lender's lending practices. Exhibits and Electronic Advance Requests so modified automatically become a part of this Agreement.

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     7. Section 2.5(d)(1) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          (1) For any Pledged Mortgage, the Warehouse Period elapses.

     8. Section 5.13 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

        5.13 Eligibility. The Borrowers are approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meet all requirements applicable to their status as such:

        BNC Mortgage, Inc.

             5.13(a) HUD approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

             5.13(b) RFC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to RFC.

        Mortgage Logic.Com, Inc.

             5.13(c) Freddie Mac approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Freddie Mac.

             5.13(d) Lender in good standing under the VA loan guarantee program eligible to originate, purchase, hold, sell and service VA-guaranteed Mortgage Loans.

             5.13(e) HUD approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

             5.13(f) RFC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to RFC.

     9. Section 5.15(c) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             5.15(c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties


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          thereto at a closing held not more than 90 days prior to the date of the Advance Request for such Mortgage Loan, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations,
          (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Borrowers. Each Mortgage Loan, other than an open-ended Pledged Loan secured by a Second Mortgage, has been fully advanced in the face amount thereof, and each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

     10. Section 5 of the Agreement is amended to add the following section immediately after Section 5.18:

          5.19 Assumed Names. The Borrowers do not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed name(s) set forth on Exhibit P attached hereto and made a part hereof. The Borrowers have made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. The Borrowers' use of assumed name(s) set forth herein does not conflict with any other Person's legal rights to any such name(s), nor otherwise give rise to any liability by the Borrowers to any other Person.

     11. Section 6.3 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain their corporate existence in good standing and all of their rights, privileges, licenses


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     and franchises necessary or desirable in the normal conduct of its business, including, without limitation, their eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct their business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining the Borrowers' eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; not change the nature or character of their business; not engage in any business in which it was not engaged on the date of this Agreement; and not change their name, state of incorporation or principal place of business.

     12. Article 6 of the Agreement is hereby amended to add the following
Section 6.14 at the end thereof:

          6.14 Fannie Mae Tri-Party Agreement. Prior to the origination by the Borrowers of any Mortgage Loans for sale to Fannie Mae, enter into an agreement among the Borrowers, the Lender and Fannie Mae, pursuant to which Fannie Mae agrees to send all cash proceeds of Mortgage Loans sold by the Borrowers to Fannie Mae to the Cash Collateral Account.

     13. Section 8.1(c) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          8.1(c) Failure of the Borrowers to perform or comply with any term or condition applicable to them contained in Sections 6.3, 6.12, 6.13 and 6.14 or in any Section of Article 7 of this Agreement; or

     14. Section 8.3 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender to the Obligations in such order as the Lender, in its sole and absolute discretion, will determine.

          If the proceeds of any sale, disposition or other enforcement are insufficient to cover the costs and expenses of the sale, and the payment in full of all Obligations, the Borrower will remain liable for any deficiency.

     15. Exhibit A to the Agreement is deleted in its entirety and Exhibit A attached to this Amendment is substituted in lieu


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thereof. The Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Promissory Note, in the form of Exhibit A attached to this Amendment. All references in this Amendment and in the Agreement to the Promissory Note shall be deemed to refer to the First Amended and Restated Promissory Note delivered in connection with this Amendment.

     16. Exhibit C-SF to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit C-SF attached to this Amendment. All references in the Agreement to Exhibit C-SF shall be deemed to refer to the new Exhibit C-SF.

     17. Exhibit D-SF to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit D-SF attached to this Amendment. All references in the Agreement to Exhibit D-SF shall be deemed to refer to the new Exhibit D-SF.

     18. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new
Exhibit I-SF.

     19. Exhibit M to the Agreement is deleted in its entirety and replaced with the new Exhibit M attached to this Amendment. All references in this Amendment and the Agreement to Exhibit M shall be deemed to refer to the new Exhibit M.

     20. The Agreement is hereby amended to add a new Exhibit O and a new Exhibit P in the forms attached to this Amendment.

     21. The Borrowers must deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the First Amended and Restated Promissory Note; (c) an executed Certificate of Secretary with corporate resolutions of BNC; (d) an executed Certificate of Secretary with corporate resolutions of Mortgage Logic; (e) a current certified tax, lien and judgment search of the appropriate public records for each of the Borrowers, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder or under the Agreement;
(f) current Certificates of Good Standing of each of the Borrowers; (g) current insurance information for each of the Borrowers; (h) current California Franchise Tax Reports for each of the Borrowers; (i) a $750 document production fee; and (j) the Commitment Fee prorated over 5 months payable on the Effective Date.

     22. The Borrowers represent, warrant and agree that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in

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accordance with their terms, as modified  herein, (c) the Lender is not in default under any of the Loan Documents and the Borrowers have no offset or defense to their performance or obligations under any of the Loan Documents,
(d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.

     23. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Borrowers ratify and reaffirm all of their obligations thereunder.

     24. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                       BNC MORTGAGE, INC. a Delaware
                                       corporation
                                       Its: Vice President and CFO

                                       By: /s/ Peter Evans
                                          ----------------------------------
                                           Peter Evans


                                       MORTGAGE LOGIC.COM, INC.,
                                       a California corporation

                                       By: /s/ Peter Evans
                                          -----------------------------------
                                       Its: Vice President and CFO
                                          -----------------------------------


                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Robin Swanson
                                          -----------------------------------
                                       Its: Director
                                          -----------------------------------


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